Exhibit 99.1

Case 19-11984-CSS    Doc 710    Filed 01/10/20    Page 1 of 12

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period: November 3, 2019 to November 30, 2019

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Renzi	1/10/2020
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from November 3, 2019 to November 30, 2019

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Receipts
FS Collections	15	28,296
Rx Collections (1)	4,468	29,173
Asset Sales	28,413	45,734
Other Collections	797	2,719

Total Cash Receipts	33,694	105,922
Disbursements
FS Merchandise	(232)	(830)
RX Merchandise	—	(10,670)
Payroll and Other Employee Obligations	(1,664)	(11,838)
Rent	(918)	(2,085)
Sales Tax	(855)	(3,966)
Utilities	(993)	(2,223)
Other Operating Disbursements	(1,986)	(10,098)
Third Party Rx Reimbursement	(1,702)	(2,634)
Other Non-Operating Disbursements	(3,619)	(23,750)

Total Cash Disbursements	(11,968)	(68,094)
Net Cash Flow (2)	21,726	37,828

(1)	The Company collected pharmacy proceeds on behalf 3rd party buyers for sold pharmacies during this period; generally a one week delay from collecting to disbursing those proceeds
(2)	The Company was operating under cash collateral during this period and cash was used to pay down the DIP loan.

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DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from November 3, 2019 to November 30, 2019
Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	$11,051
Fred’s Stores of Tennessee, Inc.	19-11982	$918
505 N. Main Opp, LLC	19-11983	—
National Equipment Management and Leasing, Inc.	19-11985	—
National Pharmaceutical Network, Inc.	19-11986	—
Summit Properties – Bridgeport, LLC	19-11987	—
Summit Properties – Jacksboro, LLC	19-11988	—
Reeves-Sain Drug Store, Inc.	19-11989	—

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DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 11/30
Fred’s, Inc.	Regions Bank	Pharmacy Lockbox	7214	656,438
Fred’s, Inc.	Regions Bank	Payroll	5469	—
Fred’s, Inc.	Regions Bank	Master	5477	77,245
Fred’s, Inc.	Regions Bank	Master Funding	4352	—
Fred’s, Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s, Inc.	Regions Bank	Alcohol	2440	—
Fred’s, Inc.	Regions Bank	Sales Tax	2459	—
Fred’s, Inc.	Regions Bank	Import Customs	5899	—
Fred’s, Inc.	Regions Bank	TN Lottery	4565	—
Fred’s, Inc.	Regions Bank	AR Lottery	4638	—
Fred’s, Inc.	Regions Bank	GA Lottery	4654	—
Fred’s, Inc.	Regions Bank	TX Lottery	3132	—
Fred’s, Inc.	Regions Bank	FL Lottery	5750	—
Fred’s, Inc.	Regions Bank	KY Lottery	3430	—
Fred’s, Inc.	Regions Bank	MO Lottery	3449	—
Fred’s, Inc.	Regions Bank	NC Education Lottery	3457	—
Fred’s, Inc.	Bank of America	Import Letters of Credit	3162	11,420
Fred’s, Inc.	Bank of America	EDI	4407	96,793
Fred’s, Inc.	MetaBank	Payroll Pay Cards	0011	17,881
Fred’s, Inc.	Regions Bank	Pharmacy Escrow Acct	5963	350,000
Fred’s, Inc.	Regions Bank	Stub Rent Escrow Acct	5920	84,788
Fred’s, Inc.	Regions Bank	Utility Escrow Acct	5742	359,271
Fred’s, Inc.	Regions Bank	Asset Disposition	4585	22,002,646
Fred’s Stores of Tennessee, Inc.	Anderson Brothers Bank	Store Operating	0502	5,739
Fred’s Stores of Tennessee, Inc.	Arvest Bank	Store Operating	0017	1,332
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	0828	3,711
Fred’s Stores of Tennessee, Inc.	Bank of Dudley	Store Operating	9392	2,537
Fred’s Stores of Tennessee, Inc.	Bank of Early	Store Operating	0759	6,434
Fred’s Stores of Tennessee, Inc.	Bank of Montgomery	Store Operating	8617	2,205
Fred’s Stores of Tennessee, Inc.	Bank of Morton	Store Operating	0318	5,000
Fred’s Stores of Tennessee, Inc.	Bank of Ripley	Store Operating	4384	5,770
Fred’s Stores of Tennessee, Inc.	Bank of The Ozarks	Store Operating	6901	1,732
Fred’s Stores of Tennessee, Inc.	Bank of Wiggins	Store Operating	7738	1,508
Fred’s Stores of Tennessee, Inc.	Bank of Winona	Store Operating	0663	773
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	7511	1,359
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	0738	130
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	1586	3,168
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	3391	1,479
Fred’s Stores of Tennessee, Inc.	Bank South	Store Operating	2673	1,335
Fred’s Stores of Tennessee, Inc.	Bankfirst Financial Services	Store Operating	4205	7,520
Fred’s Stores of Tennessee, Inc.	Banterra Bank	Store Operating	6801	1,921
Fred’s Stores of Tennessee, Inc.	Cadence Bank	Store Operating	2705	4,312
Fred’s Stores of Tennessee, Inc.	Cadence Bank	Store Operating	8694	2,865
Fred’s Stores of Tennessee, Inc.	Caldwell Bank & Trust	Store Operating	9751	1,256
Fred’s Stores of Tennessee, Inc.	CB&S Bank	Store Operating	9793	1,844
Fred’s Stores of Tennessee, Inc.	CB&S Bank	Store Operating	4813	2,702
Fred’s Stores of Tennessee, Inc.	Centennial Bank	Store Operating	3515	954
Fred’s Stores of Tennessee, Inc.	Century Next Bank	Store Operating	2128	1,135
Fred’s Stores of Tennessee, Inc.	Century Next Bank	Store Operating	8784	3,706
Fred’s Stores of Tennessee, Inc.	Chester County Bank	Store Operating	4427	1,849
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	2495	586
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	7897	10,362
Fred’s Stores of Tennessee, Inc.	City National Bank	Store Operating	8174	2,566
Fred’s Stores of Tennessee, Inc.	Colony Bank	Store Operating	3410	2,349
Fred’s Stores of Tennessee, Inc.	Commercial State Bank	Store Operating	5801	604
Fred’s Stores of Tennessee, Inc.	Concordia Bank	Store Operating	8829	1,227
Fred’s Stores of Tennessee, Inc.	Concordia Bank & Trust Co	Store Operating	7288	3,167
Fred’s Stores of Tennessee, Inc.	Cornerstone Bank	Store Operating	0096	1,907
Fred’s Stores of Tennessee, Inc.	Delta Bank	Store Operating	9366	2,930
Fred’s Stores of Tennessee, Inc.	Farmer State Bank	Store Operating	6013	16,760
Fred’s Stores of Tennessee, Inc.	Farmers & Merchants Bank	Store Operating	6822	45,036
Fred’s Stores of Tennessee, Inc.	Farmers & Merchants Bank	Store Operating	7301	3,795
Fred’s Stores of Tennessee, Inc.	First Bank	Store Operating	6219	(879)
Fred’s Stores of Tennessee, Inc.	First Choice Bank	Store Operating	1139	3,589
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	5539	4,015
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	4001	1,678
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	3001	2,482
Fred’s Stores of Tennessee, Inc.	First Citizens Bank	Store Operating	2927	1,755
Fred’s Stores of Tennessee, Inc.	First Farmers & Merchants	Store Operating	5274	2,109
Fred’s Stores of Tennessee, Inc.	First Farmers & Merchants Bank	Store Operating	0360	974
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	5568	4,766

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 11/30
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	7389	3,218
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	2625	910
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	1161	1,304
Fred’s Stores of Tennessee, Inc.	First National Bank of Wynne	Store Operating	0901	1,757
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	0193	3,723
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	9973	1,476
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	5693	1,389
Fred’s Stores of Tennessee, Inc.	First State Bank	Store Operating	8883	2,059
Fred’s Stores of Tennessee, Inc.	FNBC	Store Operating	9890	1,080
Fred’s Stores of Tennessee, Inc.	German American Bank	Store Operating	8401	2,769
Fred’s Stores of Tennessee, Inc.	Gibsland Bank & Trust	Store Operating	6231	1,273
Fred’s Stores of Tennessee, Inc.	Gibsland Bank & Trust	Store Operating	5901	4,152
Fred’s Stores of Tennessee, Inc.	Glennville Bank	Store Operating	8454	3,161
Fred’s Stores of Tennessee, Inc.	Hancock Bank	Store Operating	5810	6,489
Fred’s Stores of Tennessee, Inc.	Iberia Bank	Store Operating	1953	6,309
Fred’s Stores of Tennessee, Inc.	JD Bank	Store Operating	8193	3,151
Fred’s Stores of Tennessee, Inc.	Mckenzie Banking Co	Store Operating	3153	1,668
Fred’s Stores of Tennessee, Inc.	Merchants & Farmers Bank	Store Operating	2565	1,010
Fred’s Stores of Tennessee, Inc.	Merchants & Farmers Bank	Store Operating	1095	2,981
Fred’s Stores of Tennessee, Inc.	Metro Bank	Store Operating	3131	3,079
Fred’s Stores of Tennessee, Inc.	Morgantown Bank & Trust	Store Operating	3301	1,364
Fred’s Stores of Tennessee, Inc.	Mount Vernon Bank	Store Operating	0473	1,978
Fred’s Stores of Tennessee, Inc.	Northeast Georgia Bank	Store Operating	5697	3,339
Fred’s Stores of Tennessee, Inc.	Peoples Bank	Store Operating	5520	1,844
Fred’s Stores of Tennessee, Inc.	Peoples Trust Bank	Store Operating	0345	5,099
Fred’s Stores of Tennessee, Inc.	Piggott State Bank	Store Operating	3085	1,314
Fred’s Stores of Tennessee, Inc.	Pinnacle Bank	Store Operating	4780	954
Fred’s Stores of Tennessee, Inc.	Planters First Bank	Store Operating	2882	2,850
Fred’s Stores of Tennessee, Inc.	Priority One Bank	Store Operating	2258	1,969
Fred’s Stores of Tennessee, Inc.	Queensborough National Bank & Trust Co	Store Operating	6601	4,382
Fred’s Stores of Tennessee, Inc.	Queensborough National Bank & Trust Co	Store Operating	7343	4,539
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	1226	3,336
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	4205	1,242
Fred’s Stores of Tennessee, Inc.	Richton Bank and Trust Co	Store Operating	2262	1,626
Fred’s Stores of Tennessee, Inc.	Sabine State	Store Operating	1535	1,698
Fred’s Stores of Tennessee, Inc.	Sabine State Bank & Trust Co	Store Operating	0583	7,119
Fred’s Stores of Tennessee, Inc.	Security State Bank	Store Operating	3456	2,436
Fred’s Stores of Tennessee, Inc.	Signature Bank of Arkansas	Store Operating	0010	720
Fred’s Stores of Tennessee, Inc.	Simmons First	Store Operating	1696	2,748
Fred’s Stores of Tennessee, Inc.	Simmons First Bank	Store Operating	0944	1,342
Fred’s Stores of Tennessee, Inc.	South Crest	Store Operating	2024	2,822
Fred’s Stores of Tennessee, Inc.	South State Bank	Store Operating	8401	5,277
Fred’s Stores of Tennessee, Inc.	Southern Bank & Trust	Store Operating	1102	1,699
Fred’s Stores of Tennessee, Inc.	Suntrust	Store Operating	6390	880
Fred’s Stores of Tennessee, Inc.	TD Bank	Store Operating	0141	6,895
Fred’s Stores of Tennessee, Inc.	Tensas State Bank	Store Operating	1820	4,783
Fred’s Stores of Tennessee, Inc.	The Bank of Eastman	Store Operating	8464	4,161
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	6965	795
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	4468	3,763
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	8388	2,838
Fred’s Stores of Tennessee, Inc.	Tippins Bank & Trust Co	Store Operating	9797	3,023
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	7279	3,770
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	0192	3,425
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	5999	5,655
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	1891	3,194
Fred’s Stores of Tennessee, Inc.	United Community Bank	Store Operating	9868	7,231
Fred’s Stores of Tennessee, Inc.	United Community Bank	Store Operating	4323	917
Fred’s Stores of Tennessee, Inc.	Valley National Bank	Store Operating	6008	9,631
Fred’s Stores of Tennessee, Inc.	Wells Fargo	Store Operating	3460	30,318

NOTE: Account Balances provided as of 11/30 or date of latest account activity

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from November 3, 2019 to November 30, 2019
Retained Professionals	Role	Current Month Disbursements	Cumulative Disbursements
Morris, Nichols, Arsht & Tunnell LLP	Debtor Counsel	146	146
Akin Gump Strauss	Debtor Counsel	284	284
Epiq Corporate Restructuring LLC	Claims Agent	326	326
Lowenstein Sandler LLP	UCC Counsel	148	148
Berkeley Research Group	Debtor Financial Advisor	444	444

Total		$1,347	$1,347

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MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from November 3, 2019 to November 30, 2019
Net sales	749
Cost of goods sold	(4,024)

Gross profit	(3,275)
Depreciation and amortization	176
Selling, general and administrative expenses	16,262

Operating income (loss)	(19,712)
Gain (loss) from disposal of assets/liabilities	36,380
Interest expense	9

Income (loss) before income taxes	16,659
Provision (benefit) for income taxes	—

Net income (loss) from continuing operations	16,659
Net income (loss) from discontinued operations	—

Net income (loss)	16,659

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MOR 3 - CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)

Novemeber 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	24,048
Inventories	—
Receivables, less allowance for doubtful accounts of $1,264	3,220
Other non-trade receivables	38,655
Prepaid expenses and other current assets	699

Total current assets	66,623
Property and equipment, less accumulated depreciation and amortization	2,743
Goodwill	—
Intangible assets, net	—
Other noncurrent assets, net	2,087

Total assets	71,453

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	56,999
Current portion of indebtedness	68
Accrued expenses and other	12,611

Total current liabilities	69,678
Long-term portion of indebtedness	14,388
Other noncurrent liabilities	5,525

Total liabilities	89,591

Shareholders’ equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par value	—
Common stock, Class A voting, no par value	128,131
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,823)
Retained earnings	(136,001)
Accumulated other comprehensive income	555

Total shareholders’ equity	(18,137)

Total liabilities and shareholders’ equity	71,453

Note: This does not include potential lease rejection damages.

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MOR - 4 Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

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DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	68
0 - 30 Days Old	74
31 - 60 Days Old	49
61 - 90 Days Old	182
91 + Days Old	—

Total Post-Petition Debts	372

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Trade Receivable Aging (unaudited, in Thousands)

	Credit Card	Pharmacy	Total	Allowance for Doubtful Accounts	Total, less Allowance for Doubtful Accounts
Trade Receivable Aging Amount Current	—	—	—	—	—
0 - 30 Days Old	1	4,483	4,484	(1,264)	3,220
31 - 60 Days Old	—	—	—	—	—
61 - 90 Days Old	—	—	—	—	—
91 + Days Old	—	—	—	—	—

Total Trade Receivable	1	4,483	4,484	(1,264)	3,220

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Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated FF&E for amounts below normal course pricing. Pharmacy scripts, pharmacy inventory, and owned stores were also sold to third-party buyers.

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.					X

Account Name	Purpose	Business	Acct Number	Bank Name	Date